                            OPPENHEIMER EMERGING TECHNOLOGIES FUND
                           Supplement dated June 5, 2007 to the
                                 Prospectus dated February 28, 2007

     This  supplement  amends the  Prospectus  dated February 28, 2007 and is in addition to the  supplement  dated  May 21, 2007. The section  "How the Fund Is
Managed - The Manager - Portfolio Managers" on page 16 is deleted in its entirety and replaced by the following:

     Portfolio  Managers.  The Fund's  portfolio is managed by Neil M.  McCarthy,
John  Delano and Ash Shah,  who are  primarily  responsible  for the  day-to-day management of the Fund's investments.

     Mr.  McCarthy has been a portfolio  manager of the Fund since June 2007. He has been a Vice  President  of the Manager  and  Chairman  and Chief  Investment
Officer of OFI Institutional  Asset Management's Growth Equity Team's Investment
Policy and Strategy Committee since September 2003. Prior to joining the Manager in 2003,  he was the Chief  Executive  Officer and Chief  Investment  Officer of
Windham  Capital  Management,  a firm he co-founded in 1988.  Mr.  McCarthy is a portfolio manager of other portfolios in the OppenheimerFunds complex.

     Mr. Delano,  CFA has been a portfolio  manager of the Fund since June 2007.
Prior to joining the Manager, he was an investment analyst at Putnam Investments from July 1998 to April 2007, focusing on hardware,  software,  telecom services and derivatives. Prior to joining Putnam Investments, Mr. Delano was a trader at
NationsBanc-CRT.

     Mr. Shah, CFA, has been a portfolio manager of the Fund since June 2007 and a Senior Research  Analyst of the Manager and the Fund since February 2006. From
January  2002 until  February  2006,  Mr. Shah was a Vice  President  and Senior
Analyst  with  Merrill  Lynch  Investment   Managers  where  he  specialized  in
technology and  industrials.  From February 2000 to January 2002, Mr. Shah was a
Vice   President  and  Senior   Analyst  at  BlackRock   Financial   Management,
specializing in technology for small- and mid-cap growth funds.

     The Statement of Additional  Information  provides  additional  information about the portfolio managers' compensation, other accounts they manage and their ownership of Fund shares.

June 5, 2007                                                         PS0765.024